UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2024 (December 31, 2024)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15925	13-3893191
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard
Franklin, Tennessee		37067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615 465-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2024, CHSPSC, LLC, a wholly-owned subsidiary of Community Health Systems, Inc. (the “Company”), entered into a consultancy agreement (the “Consulting Agreement”) with Lynn T. Simon, M.D., the Company’s retiring President, Healthcare Innovation and Chief Medical Officer. As previously disclosed in a Current Report on Form 8-K filed by the Company on September 11, 2024, Dr. Simon is retiring as an executive officer effective December 31, 2024. Pursuant to the Consulting Agreement, Dr. Simon will advise the Company’s management team on innovation in healthcare, including identifying strategies, business opportunities and new technologies for the Company, and other matters as requested by Tim L. Hingtgen, Chief Executive Officer and/or his designee. The term of the Consulting Agreement will be January 1, 2025 to December 31, 2027. During the term of the Consulting Agreement, Dr. Simon will be entitled to receive consulting fees of $25,000 per month and will be subject to certain restrictions on competing, solicitation and conflicts of interest with CHSPSC, LLC or its affiliates. She will continue to vest in previously granted stock options and restricted stock of the Company in accordance with the applicable time-vesting schedule.

The foregoing summary of the Consulting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Consulting Agreement, which is filed as Exhibit 10.1 hereto and incorporated into this report by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Consultancy Agreement, dated December 31, 2024, by and between CHSPSC, LLC and Lynn T. Simon, M.D.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

Date:	December 31, 2024	By:	/s/ Tim L. Hingtgen
Tim L. Hingtgen Chief Executive Officer (principal executive officer)